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                              NUMBER EIGHTEEN (18)

                         DEED OF SEGREGATION OF LAND AND
                              RATIFICATION OF LEASE

         In the City of San Juan, Commonwealth of Puerto Rico, this twentieth
(28th) day May, nineteen hundred and ninety one (1991).

                                   BEFORE ME

SILVESTRE M. MIRANDA, Attorney-at-Law and Notary Public in and for the Commonwealth of Puerto Rico, with residence and offices in San Juan, Puerto Rico.

                                     APPEAR

         AS PARTY OF THE FIRST PART: ALBERTO BACHMAN UMPIERRE, Social

Security Number 582-166-174, of legal age, married to Margarita Gonzalez Rivera, property owner and resident of San Juan, Puerto Rico and LILLIAM BACHMAN UMPIERRE, Social Security Number ###-##-####, of legal age, married to Jose Fuertes Garzot, property owner and resident of San Juan, Puerto Rico, hereinafter, collectively, the "Owners".

         AS PARTY OF THE SECOND PART: EL CONQUISTADOR PARTNERSHIP, L.P., taxpayer identification number 06-1288145, a partnership organized and existing under the laws of the State of Delaware, United States of America, hereinafter "the Tenant", represented herein by its General Partners WKA EL CON ASSOCIATES, taxpayer identification number 06-1288143, a partnership organized and existing under the laws of the State of New York, United States of America, herein represented by its authorized representative, MANUEL PEREDO LARA, Social Security Number ###-##-#### of legal age, married, business executive and resident of San Juan, Puerto Rico, whose authority for the execution of this deed he will evidence whenever required; and




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KUMAGAI CARIBBEAN, INC., taxpayer identification number 75-2303665, a corporation organized and existing under the laws of the State of Texas, United States of America, represented herein by its President, SHUNSUKE NAKANE Social Security Number ###-##-#### of legal age, married and resident of San Juan, Puerto Rico, whose authority for the execution of this deed he will evidence whenever required. I, the Notary, hereby certify that I personally know the persons appearing herein and I further attest through their statements as to their age, civil status, professions and residence. They assure me that they have and in my judgment they do have the necessary legal capacity to execute this instrument, and therefore they freely and voluntarily

                                      STATE

         FIRST: That the Owners are the owners in fee simple of the real property which is described in the Registry of the Property in the Spanish language as follows (hereinafter the "Property").

         "RUSTICA: Predio compuesto de 100 cuerdas, equivalentes a treinta y nueve (39) hectaras, treinta (30) areas y cuatro (4) centiareas, terreno quebrado y llano, destinado a pastos, situado en el islote denominado Palomino, en el Mar Caribe y frente al Puerto de Fajardo, al Este del mismo; colinda por sus cuatro puntos cardinales con el mencionado Mar Caribe. Enclava una casa y un ranchon para peones y distintas cercas."

         SECOND: The Owners acquired title to the Property by inheritance from their parents Mister Alberto Bachman and Mistress Angelica Umpierre, pursuant to Deeds of Will numbers One Hundred Fifty Seven (157) and One Hundred Fifty Eight
(158), executed before Notary Public Jorge M. Morales on November five (5), nineteen hundred and fifty two (1952). The Property is recorded at page thirty five, overleaf (35vto) of volume three hundred twenty six (326) of Fajardo Property Number five hundred fifty (550).



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         THIRD: The Property is free and clear of liens and encumbrances except for a lease constituted pursuant to Deed of Lease Number Twelve (12) of December Fifteen (15) Nineteen Hundred Ninety (1990) before Notary Public Silvestre M. Miranda (the "Deed of Lease") which is currently pending recording an Entry Five Hundred Eighty (580), of Volume Thirty Nine (39) of the Book of Daily Entries of the Registry of the Property, Fajardo Section and pursuant to which, the Owners constituted in favor of the Tenant a thirty two (32) year lease subject to two additional extensions of five (5) years each.

         FOURTH: That in accordance with the provisions of the Deed of Lease, the Owners agreed with the Tenant to segregate from the Property a parcel of land with an area of Nine cuerdas with nine thousand nine hundred eighty one ten thousandths of another cuerda (9.9981), which would constitute what was defined in the Deed of Lease as the Reserved Area. It was further agreed by the parties to the Deed of Lease, that once the Reserved Area was segregated from the Property, such Reserved Area would be excluded from the Demised Premises (as defined in the Deed of Lease), and the area of the parcel comprising the Demised Premises, would thereafter coincide with the area of the remnant of the Property after such segregation.

         FIFTH: In accordance with their agreement, the Owners now segregate from the Property the area defined in the Deed of Lease as the Reserved Area, with the following description:

         "RUSTICA: Predio de terreno de forma irregular situados en la islote Palomino, en el Mar Caribe y frente al Puerto Fajardo, al Este del mismo, Municipio de Fajardo con una cabida superficial de nueve cuerdas con nueve mil novecientos ochenta y un diez milesimas otra (9.9981) equivalentes a treinta y nueve mil doscientos noventa y seis metros cuadrados con veintinueve




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centesimas de otro (39,296.29), lindes, por el Norte, en varias alineacinoes, con Mar Caribe y con la finca de la cual se segrega; por el Sur, en varias alineaciones, con el Mar Caribe con la finca de la cual se segrega; por el Este, distintas alineaciones con el Mar Caribe y la finca de donde se segrega, y por el Oeste, en varia alineaciones, con la finca de la cual se segrega el Mar Caribe."

         The aforestated segregation was authorized by the Planning Board of Puerto Rico pursuant to a Resolution issued on January twenty five (25), nineteen hundred ninety one (1991) in the case number ninety dash twenty four dash sixteen forty three (90-24-1643), certified copy of which resolution is attached and forms part of the first certified copy of this Deed. A copy of the segregation plan of the aforesdescribed Reserved Area prepared and certified by Alex Hornedo Robles license number eleven thousand seven hundred forty seven is attached to the first certified copy of this Deed.

         SIXTH: The remnant of the Property, identified in the Deed of the Lease as the Demised Premises (after the segregation of the Reserved Area) is described as follows:

         "RUSTICA: Predio compuesto de noventa cuerda con diecinueve diez milesimas de otra (90.0019) equivalentes a treinta y cinco (35) hectareas treinta y siete (37) areas, cuarenta y dos (42) centiareas, cincuenta y seis
(56) miliareas, de forma irregular, terreno quebrado y llano, destinado ___ pastos y otros usos, situado en el islote denominado Palomino, en el Mar Caribe y frente al Puerto de Fajardo, al este del mismo, en el Municipio de Fajardo; colinda por sus cuatro puntos cardinales esta finca con el Mar Caribe y con parcela segregada propiedad de Alberto Bachman Umpierre y Lilliam Bachman Umpierre. Enclava una casa de hormigon, un ranchon para peones y otras estructuras y cercas."

          SEVENTH: For recording purposes only, the Owners value the Reserved area in the sum of TWENTY THOUSAND DOLLARS ($20,000.00). The Owners request the Registrar of the Property to take notice in the Registry Books under his custody, of the aforedescribed segregation



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and description of the Remnant of the Property, so that hereinafter the segregated parcel forms a separate and independent property in the Registry records.

         EIGHTH: That having segregated the Reserved Area from the Property, the parties now ratify the agreement contained in the Deed of Lease to the effect that such Reserved Area shall no longer form part of the Demised Premises and that the area of the Demised Premises shall hereinafter be deemed reduced to the area of the remnant of the Property after the segregation of the Reserved Area as indicated in the Deed of Lease and as described on Paragraph Sixth of this Deed.

         NINTH: The parties hereto confirm and ratify that the Deed of Lease is now and shall remain, as amended herein, in full force and effect in accordance with and subject to all of the terms and conditions stated therein.

                                   ACCEPTANCE

         I, the Notary, do hereby certify that I advised the appearing parties of the legal effect of the present deed, who waived their right to have attesting witnesses in this instrument, after having duly advised them of such right.

         I, the Notary, also certify and attest that this document was read by the parties and having found it in accordance with their wishes and instructions they approve and ratify the contents thereof and sign before me also placing their initials on each and every page of the original of this deed.

         I, further certify and attest that the appearing parties and I know and fully understand the English language and I attest as to my personal acquaintance to the appearing parties and to their personal qualifications.




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         TO ALL OF WHICH, under my signature, scroll and seal, signing and sealing the same according to law I, the undersigned Notary, ATTEST.

         SIGNED: ALBERTO BACHMAN UMPIERRE, LILLIAM BACHMAN UMPIERRE, MANUEL PEREDO LARA, SHUNSUKE NAKANE.

         SIGNED, SEALED, MARKED AND FLOURISHED: SILVESTRE M. MIRANDA - NOTARY PUBLIC

         THIS DEED HAS SIX (6) PAGES

         I, the Notary, CERTIFY, that the foregoing is a true and correct copy of the original which forms part of my protocol of public instruments for the current year.

         IN TESTIMONY WHEREOF, and at the request of part of interest I issue the present FIRST certified copy which I sign, seal, mark and flourish in San Juan, Puerto Rico, on the same date of its execution.

                                                NOTARY PUBLIC




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                      ESTADO LIBRE, ASOCIADO DE PUERTO RICO

                             Oficina del Gobernador

                             JUNTA DE PLANIFICACION

                              Santurce, Puerto Rico

Primera Extension a la
Consulta Numero 90-24-1643-JGU

RESOLUCION

         Esta Junta de Planificacion de Puerto Rico, en sus reuniones del 9 y 17 de enero de 1991, aprobo y concedio variaciones segun solicitado en la Consulta Numero 90-24-1643-JGU sobre la ubicacion de un proyecto turistico en una finca con cabida de 292.7830 cuerdas que radica en la Carretera Estatal Numero 987 en el Barrio Las Cabezas de Fajardo (Antiguo Hotel El Conquistador). Dichos terrenos estan comprendidos dentro de un Distrito R-1, segun el Mapa de Zonificacion de Fajardo vigente. Los mismos son propiedad de la Administracion de Terrenos.

         En la Conclusion de Derecho Numero 4 se indico que la parte proponente mediante carta del 16 de enero de 1991, solicito una variacion a la Seccion
11.06 del Reglamento de Zonificacion Especial para las Zonas No Urbanas de los Municipios Circundantes al Bosque Nacional del Caribe (El Yunque), para que se permita la segregacion de un predio de terreno con cabida de 9.9981 cuerdas en la Isla Palominos; no obstante no se incluyo en el acuerdo que se autorizo la concesion de esta variacion.

         Ahora la parte proponente, por conducto de la firma Ray, Melendez & Asociados, mediante comunicacion fechada el 18 de enero de 1991 solicit se aclare que se autorizo una segregacion con proposito de arrendamiento en la Isla de Palominos.

         La solicitud fue considerada por esta Junta de Planificacion, quien despues del debido analisis de los argumentos de la parte proponente, considero razonable la peticion formulada.

         Tomando en consideracion lo anteriormente expuesto, en virtud de las disposiciones de la Ley Numero 75 del 24 de junio de 1975, segun enmendada, y del Reglamento Sobre Mejoras Publicas (Reglamento de Planificacion Numero 2), esta Junta de Planificacion de Puerto Rico, mediante la presente Extension, ACLARA PARTICULARES a los efectos de indicar que se autorizo




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la concesion de una variacion para permitir la segregacion de un predio de
9.9981 cuerdas en la Isla de Palominos en la Consulta Numero 90-24-1643-JGU para la ubicacion de un proyecto turistico en el Barrio Cabezas de Fajardo.

         DISPONIENDOSE que: (1) todas las otras partes del informe anterior, no alteradas por la presente Extension, quedan en todo su vigor y efecto.

         DISPONIENDOSE, ademas, que cualquier parte afectada por esta decision podra formular y radicar una solicitud de reconsideracion en la Seretaria de esta Junta dentro de los primeros veinte (20) dias contados a partir del archivo en autos de la notificacion de esta resolucion. El solicitante debera enviar copia de tal escrito por correo certificado y acuse de recibo a todas las partes que hayan intervenido en los procedimientos. Estos ultimos tendran diez (10) dias naturales contados a partir de la notificacion para expresarse sobre la solicitud de reconisderacion. Si no lo hicieren dentro del termino establecido, se entendera que renuncian a su derecho de replica.

         La Junta dentro de los quince (15) dias de haberse presentado dicha mocion debera considerarla. Si la rechazare de plano o no actuare dentro de los quince (15) dias, el termino para solicitar revision comenzara a correr nuevamente desde que se notifique dicha denegatoria o desde que expiren esos quince (15) dias, segun sea el caso. Si se tomare alguna determinacion en su consideracion, el termino para solicitar revision empezara a contarse desde la fecha en que se archiva en autos una copia de la notificacion de la resolucion de la Junta resolviendo definitivamente la mocion cuya resolucion debera ser emitida y archivada en autos dentro de los noventa (90) dias siguientes a la radicacion de la mocion. Si la Junta dejare de tomar alguna accion con relacion a la mocion de reconsideracion dentro de los noventa (90) dias de haber sido radicada una mocion acogida para resolucion, perdera jurisdiccion sobre la misma y el termino para solicitar la revision judicial empezara a contarse a partir de la expiracion de dicho termino de noventa (90) dias salvo que el Tribunal, por justa causa, autorice a la Junta una prorroga para resolver, por un tiempo razonable.

         La mocion de reconsideracion sera jurisdiccional para poder solicitar la revision judicial.

           /s/
           --------------------------------
              ING. PATRIA G. CUSTODIO
                     Presidente




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         CERTIFICO: Que la anterior es copia fiel y exacta de la Resolucion adoptada y emitida en la consulta de epigrafe por la Junta de Planificacion de Puerto Rico, en su reunion celebrada el dia January 25, 1991 y para uso general y para su conocimiento y accion pertinenente archivo en autos y le notifico a las partes la presente copia bajo mi firma y sello oficial de esta Junta en San Juan, Puerto Rico, hoy

                  GRIZZETTE DAVILA
                  Secretaria

                                   POR:   /s/
                                          -----------------------------
                                                 SUBSECRETARIA AUX



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